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                                                                    EXHIBIT 10.5
EXECUTION COPY

                                9TH NOVEMBER 1999


                       CHARTERED SILICON PARTNERS PTE LTD

                                       And

                    CHARTERED SEMICONDUCTOR MANUFACTURING LTD

                                       And

                             HEWLETT-PACKARD COMPANY

                                       And

                           AGILENT TECHNOLOGIES, INC.


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                             NOVATION AND AMENDMENT
                                   AGREEMENT
            relating to a License and Technology Transfer Agreement
                            64-224 dated 4 July 1997

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EXECUTION COPY

THIS AGREEMENT is made as of 9th November 1999

BETWEEN:

(1) CHARTERED SILICON PARTNERS PTE LTD a company incorporated in Singapore, with its principal offices at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (the COMPANY);

(2) CHARTERED SEMICONDUCTOR MANUFACTURING LTD a company incorporated in Singapore with its principal offices at 60 Woodlands Industrial Park D, Street 2, Singapore 738406 (CSM);

(3) HEWLETT-PACKARD COMPANY a company incorporated in Delaware, USA whose registered office is at 3000 Hanover Street, Palo Alto, California 94304
        (HP); and

(4) AGILENT TECHNOLOGIES, INC. a company incorporated in Delaware, USA whose registered office is at 1209 Orange Street, Wilmington, Delaware 19801 County of New Castle in the State of Delaware, USA (AGILENT).

WHEREAS:

(A) The Company, CSM and HP had entered into a License and Technology Transfer Agreement 64-224 dated 4 July 1997 relating to the licensing of intellectual property rights and transfer of technical information owned or controlled by HP in connection with the manufacturing of semiconductor wafers and integrated circuits to the Company and CSM with subsequent amendments of Annex A-1, Annex B-1 and Annex C-2 thereto in April 1999 (the CONTRACT).

(B) As a consequence of the global restructuring of HP and its group of companies in November 1999, HP's ownership and control of the various intellectual property rights and technical information in connection with the manufacturing of semiconductor wafers and integrated circuits which are the subject of the Contract, will be transferred to Agilent on or around 1 November 1999, pursuant to which HP will have the rights to continue to perform its obligations under the Contract until the date of this Deed.

(C) HP wishes to be released and discharged from the Contract and the parties to this Agreement have agreed to the novation of the Contract and to the substitution of Agilent in place of HP as a party to the Contract.

IT IS AGREED
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NOVATION

1.1     With effect from the date hereof:

        (a) HP shall cease to be a party to the Contract and Agilent shall become a party to it in place of HP;

        (b) Agilent undertakes with CSM and the Company to accept, observe, perform and discharge all liabilities and obligations of HP howsoever arising under the Contract in substitution for HP whether arising on, before or after the date of this Agreement as if Agilent had at all times been a party to the Contract;

        (c) each of CSM and the Company agree to the substitution of Agilent in place of HP and that Agilent may exercise and enjoy all the rights of HP arising under the Contract in substitution for HP, and whether arising on or after the date of this Agreement as if Agilent had at all times been a party to the Contract; and

        (d) each of CSM and the Company hereby releases and discharges HP from all claims and demands, and from each of its liabilities and obligations, howsoever arising under the Contract to the extent assumed by Agilent pursuant to this Agreement and accepts the like liabilities and obligations to it of Agilent in place of HP.

AMENDMENT OF CONTRACT

2.      The Contract is amended as of the date hereof, by:

        (i) substituting "Agilent" for "HP" wherever "HP" shall appear in the Contract;

        (ii) substituting "Agilent Technologies Europe B.V." for "Hewlett-Packard Europe B.V." wherever these words shall appear in the Contract; and

        (iii) Deleting the address and facsimile numbers of HP in clause 10.9 of the Contract and replacing the same with the following:

                "AGILENT TECHNOLOGIES, INC.
                1209 Orange Street,
                Wilmington
                Delaware 19801
                County of New Castle in the State of Delaware
                USA

                Attn: General Manager, Integrated Circuit Business Division"

CONFIDENTIALITY

3. With effect from the date hereof HP, in consideration of the other parties entering into this Agreement, hereby agrees (as a separate, independent and collateral contract with all the other parties to this Agreement) to be bound by the provisions of clause 9 of the License and Technology Transfer Agreement 64-224, as if it had remained a party to the License and Technology Transfer Agreement 64-224.
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CONSENT CHANGE IN CONTROL OF AGILENT

4. The Company and CSM hereby consents to the following proposed change in control of Agilent and waives any right it may have to treat the same as a breach by Agilent of the provisions of clause 10.5 of the License and Technology Transfer Agreement 64-224:

        (i) As at the date hereof, Agilent is wholly owned by HP and will remain wholly owned by HP until the shares of Agilent are listed on the New York Stock Exchange around the middle of November 1999, with not more than 20 per cent of its shares offered to the public and the remaining retained by HP; and

        (ii) Thereafter, it is proposed that HP will dispose of its shares in Agilent to the public so that by May 2000, HP will cease to hold any shares in Agilent.

COUNTERPARTS

5. This Agreement may be executed in any number of counterparts and by the parties to it on separate counterparts, each of which is an original but all of which together constitute one and the same instrument.

GOVERNING LAW

5. This Agreement and the relationship between the parties shall be governed by, and interpreted in accordance with, the laws of Singapore.

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AS WITNESS this Agreement has been signed by the duly authorised representatives of the parties the day and year first before written.


SIGNED by Chia Song Hwee                           )      /s/ Chia Song Hwee
for and on behalf of                               )
CHARTERED SILICON PARTNERS PTE LTD                 )


SIGNED by Barry Waite                              )      /s/ Barry Waite
for and on behalf of                               )
CHARTERED SEMICONDUCTOR MANUFACTURING LTD          )


SIGNED by Ann O. Baskins                           )      /s/ Ann O. Baskins
for and on behalf of                               )
HEWLETT-PACKARD COMPANY                            )


SIGNED by D. Craig Nordlund                        )      /s/ D. Craig Nordlund
for and on behalf of                               )
AGILENT TECHNOLOGIES, INC.                         )